UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2023

ORIGINCLEAR, INC.

(Name of registrant as specified in its charter)

Nevada	333-147980	26-0287664
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization)		Identification Number)

13575 58th Street North, Suite 200 Clearwater, FL	33760
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 440-4603

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

Sales of Preferred Shares

Between November 30, 2022 and January 31, 2023, the Company entered into subscription agreements with certain accredited investors pursuant to which the Company sold an aggregate of 4.2 shares of the Company’s Series Y preferred stock for an aggregate purchase price of $420,000. The Company also issued an aggregate of 3,360,000 warrants to purchase shares of its common stock to these investors.

In connection with the foregoing, the Company relied upon the exemption from registration provided under Section 4(a)(2) under the Securities Act for transactions not involving a public offering.

Conversion of Preferred Shares

Between November 15, 2022 and January 30, 2023, holders of the Company’s Series Y preferred stock converted an aggregate of 3 Series Y shares into an aggregate of 31,723,310 shares of the Company’s common stock.

On December 1, 2022, holders of the Company’s Series O preferred stock converted an aggregate of 360 Series O shares into an aggregate of 39,387,310 shares of the Company’s common stock.

On January 3, 2023, holders of the Company’s Series Q preferred stock converted an aggregate of 25 Series Q shares into an aggregate of 4,208,756 shares of the Company’s common stock.

On January 3, 2023, holders of the Company’s Series S preferred stock converted an aggregate of 25 Series S shares into an aggregate of 4,208,756 shares of the Company’s common stock.

On January 4, 2023, holders of the Company’s Series R preferred stock converted an aggregate of 30 Series R shares into an aggregate of 5,042,017 shares of the Company’s common stock.

In connection with the foregoing, the Company relied upon the exemption from registration provided under Section 4(a)(2) under the Securities Act for transactions not involving a public offering.

Issuance of Common Stock

Between November 15, 2022 and January 31, 2023, the Company issued to consultants and one employee an aggregate of 16,105,590 shares of the Company’s common stock for services.

In connection with the foregoing, the Company relied upon the exemption from registration provided under Section 4(a)(2) under the Securities Act for transactions not involving a public offering.

Dividends in Shares of Common Stock

On December 30, 2022, the Company issued an aggregate of 338,818 shares of the Company’s common stock as dividends to certain holders of Series O preferred stock.

In connection with the foregoing, the Company relied upon the exemption from registration provided under Section 4(a)(2) under the Securities Act for transactions not involving a public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGINCLEAR, INC.

February 1, 2023	By:	/s/ T. Riggs Eckelberry
Name: T. Riggs Eckelberry Title: Chief Executive Officer